UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________

April 7, 2018

(Date of Report (date of earliest event reported))

TAYLOR DEVICES, INC.

(Exact name of registrant as specified in charter)

New York	0-3498	16-0797789
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Taylor Drive, North Tonawanda, New York 14120-0748

(Address of principal executive offices) ( Zip Code)

716-694-0800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

Section 8 – Other Events

Item 8.01 Other Events.

Reginald B. Newman II, Secretary and a Director of Taylor Devices, Inc. since 2006, passed away unexpectedly on Saturday, April 7, 2018. Mr. Newman also served as a member of the Company’s Audit Committee, Compensation Committee and Nominating Committee. Mr. Newman had been elected to serve a three year term, expiring in 2020, by the shareholders of the Company at the Annual Meeting of Shareholders held last year on November 3, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAYLOR DEVICES, INC.

(registrant)

Dated: April 12, 2018 By: /s/Mark V. McDonough

Mark V. McDonough

Chief Financial Officer